F’24 Q1 Financial Results Brady Corporation November 16, 2023

Forward-Looking Statements In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, income, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: increased cost of raw materials, labor and freight as well as raw material shortages and supply chain disruptions; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; our ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks and systems against security breaches; Brady’s ability to identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; adverse impacts of the novel coronavirus (“COVID-19”) pandemic or other pandemics; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2023. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

Q1 F'24 Highlights

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Organic Sales Growth	► Organic sales grew 2.7%, with organic growth in both regions.
Improved GPM	► GPM of 51.7% compared to 48.1% in Q1 of F'23. ► Healthy gross profit margins demonstrate our high value-add.
Expanding Earnings per Share	► GAAP EPS of $0.97 was up 22.8% over Q1 of last year. ► Diluted EPS Excluding Certain Items* increased 19.0% to $1.00 in Q1 of F'24 compared to $0.84 in Q1 of F'23.
Regional Results	► Americas & Asia organic sales growth of 3.3%; segment profit increased 21.3%. ► Europe & Australia organic sales growth of 1.4%; segment profit was effectively flat.
Returning Capital to our Shareholders	► Purchased 280k shares for $14.1M. ► Paid dividends of $11.3M. ► In a net cash position of $123.1M at October 31, 2023.

* Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix.

Sales Overview 4 Q1 F’24 SALES: Total sales increased 2.9%. Organic sales increased 2.7%. • Americas & Asia – Organic sales increased 3.3%. • Europe & Australia – Organic sales increased 1.4%. Foreign currency translation increased sales 1.5%. Divestitures decreased sales 1.3%. $287 $277 $266 $252 $277 $266 $296 $306 $321 $318 $339 $324 $323 $326 $337 $346 $332 $225 $250 $275 $300 $325 $350 Q1 F'20 (0.4%) Q2 F'20 (1.2%) Q3 F'20 (6.0%) Q4 F'20 (13.7%) Q1 F'21 (4.9%) Q2 F'21 (6.3%) Q3 F'21 6.5% Q4 F'21 12.6% Q1 F'22 7.0% Q2 F'22 13.1% Q3 F'22 9.0% Q4 F'22 9.0% Q1 F'23 6.9% Q2 F'23 6.3% Q3 F'23 1.9% Q4 F'23 6.9% Q1 F'24 2.7% Organic Growth (Decline) SALES (millions of USD) Q1 F’24 SALES COMMENTARY: Organic sales were up 4.4% in the Americas with growth in wire ID and safety and facility ID. Organic sales declined 4.6% in Asia primarily due to weakness in China. Organic sales were up 0.8% in Europe with growth driven by safety and facility ID. Australia organic sales increased 5.1%.

Gross Profit Margin 5 $141 $139 $130 $119 $135 $130 $149 $148 $155 $149 $164 $163 $155 $156 $170 $176 $172 49.3% 50.3% 48.7% 47.1% 48.9% 48.7% 50.4% 48.2% 48.2% 47.0% 48.4% 50.4% 48.1% 48.0% 50.3% 50.8% 51.7% 38% 40% 42% 44% 46% 48% 50% 52% $100 $125 $150 $175 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 GROSS PROFIT & GPM% (millions of USD) Q1 F’24 – GROSS PROFIT MARGIN: Gross profit margin of 51.7% compared to 48.1% in Q1 of F’23. Strong gross profit margin in excess of 50% due to product mix, reduced freight and improved inventory management. Inflation continues, but we are experiencing a reduced rate of inflation in certain geographies.

SG&A Expense 6 Q1 F’24 – SG&A EXPENSE: SG&A expense was 29.0% of sales compared to 27.9% of sales in the same quarter last year. Excluding amortization* from both periods, SG&A expense was 28.3% of sales compared to 26.8% of sales in the same quarter last year. Inflation continues in certain geographies, we continue to focus on driving sustainable efficiency gains while making the investments necessary to increase sales into the future in order to offset cost increases. $90 $87 $83 $76 $83 $82 $91 $94 $97 $93 $96 $95 $90 $92 $91 $97 $96 31.2% 31.6% 31.3% 30.2% 30.0% 30.9% 30.7% 30.6% 30.1% 29.1% 28.4% 29.2% 27.9% 28.3% 27.0% 28.2% 29.0% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 $120 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD) * See appendix for non-GAAP measures.

R&D Expense 7 Q1 F’24 – R&D EXPENSE: Our new product pipeline includes high-quality materials and products to help our customers become more efficient. We are focused on ensuring that our R&D spend is both efficient and effective. $11.0 $10.5 $9.8 $9.4 $10.2 $9.9 $11.3 $13.2 $13.9 $14.0 $14.9 $15.8 $13.9 $15.4 $15.7 $16.3 $15.7 3.8% 3.8% 3.7% 3.7% 3.7% 3.7% 3.8% 4.3% 4.3% 4.4% 4.4% 4.9% 4.3% 4.7% 4.7% 4.7% 4.7% 1.5% 2.5% 3.5% 4.5% $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD)

Income Before Income Taxes 8 $41.6 $42.4 $22.2 $34.9 $42.2 $39.4 $47.8 $41.6 $44.7 $42.0 $51.3 $54.0 $50.3 $48.5 $63.0 $63.8 $59.4 $10 $20 $30 $40 $50 $60 $70 Q1 F'20 4.2% Q2 F'20 15.4% Q3 F'20 (45.9%) Q4 F'20 (26.0%) Q1 F'21 1.6% Q2 F'21 (7.0%) Q3 F'21 115.7% Q4 F'21 19.4% Q1 F'22 5.8% Q2 F'22 6.7% Q3 F'22 7.3% Q4 F'22 29.7% Q1 F'23 12.6% Q2 F'23 15.4% Q3 F'23 23.0% Q4 F'23 18.2% Q1 F'24 18.0% Year-on-Year Growth (Decline) * Income Before Income Taxes Excluding Certain Items is a non-GAAP measure. See appendix. (millions of USD)INCOME BEFORE INCOME TAXES (GAAP) Q1 F’24 – INCOME BEFORE INCOME TAXES: GAAP Income before income taxes was up 18.0% to $59.4M in Q1 of F’24 compared to $50.3M in Q1 of F’23. Income Before Income Taxes Excluding Certain Items*, which only removes amortization expense from each period presented, increased 14.4% to $61.8M in Q1 of F’24 compared to $54.0M in Q1 of F’23.

Net Income & Diluted EPS 9 Q1 F’24 – NET INCOME & DILUTED EPS: GAAP Net Income was $47.2M in Q1 of F’24 compared to $39.4M in Q1 of F’23 (an increase of 19.8%). • Net Income Excluding Certain Items* was $49.1M in Q1 of F’24 compared to $42.2M in Q1 of F’23 (an increase of 16.2%). GAAP Diluted EPS was $0.97 in Q1 of F’24 compared to $0.79 in Q1 of F’23 (an increase of 22.8%). • Diluted EPS Excluding Certain Items* was $1.00 in Q1 of F’24 compared to $0.84 in Q1 of F’23 (an increase of 19.0%). * Net Income Excluding Certain Items and Diluted EPS Excluding Certain Items are non-GAAP measures. See appendix. $33.5 $30.9 $37.3 $28.0 $35.0 $33.8 $40.1 $41.1 $39.4 $38.0 $48.1 $49.4 $47.2 $20 $30 $40 $50 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 NET INCOME (GAAP) (millions of USD) $0.64 $0.59 $0.71 $0.53 $0.67 $0.65 $0.78 $0.81 $0.79 $0.76 $0.96 $1.00 $0.97 $0.20 $0.40 $0.60 $0.80 $1.00 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 DILUTED EPS (GAAP)

Cash Generation 10 CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) $38.8 $14.3 $42.8 $45.1 $62.8 $36.1 $56.0 $50.8 $27.5 ($3.2) $40.9 $53.2 $28.0 $29.4 $72.5 $79.3 $62.3 -$5 $15 $35 $55 $75 Q1 F'20 104% Q2 F'20 43% Q3 F'20 313% Q4 F'20 163% Q1 F'21 188% Q2 F'21 117% Q3 F'21 150% Q4 F'21 181% Q1 F'22 78% Q2 F'22 (9%) Q3 F'22 102% Q4 F'22 130% Q1 F'23 71% Q2 F'23 77% Q3 F'23 151% Q4 F'23 161% Q1 F'24 132%% of Net Income CASH FLOWS IN Q1 OF F’24: Overview: Cash flow from operating activities was up 122.4% in Q1 of F’24; increasing from $28.0M in Q1 of last year to $62.3M in the current quarter. Free cash flow* was $51.0M in Q1 of F’24 compared to $24.1M in Q1 of F’23. Cash generation was in excess of net income due to improved working capital management and a constant focus on cash generation. Returning Funds to our Shareholders: In Q1 of F’24, we returned a total of $25.5M to our shareholders in the form of dividends and buybacks. Dividends – Increased our annual dividend for the 38th consecutive year. Buybacks – Repurchased 279,683 shares in Q1 of F’24 for $14.1M (average price of $50.49/share). * Free cash flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. (millions of USD) 3 Mos. Ended Oct. 31, 2023 3 Mos. Ended Oct. 31, 2022 Cash Balance - Beginning of Period 151.5$ 114.1$ Cash Flow from Operating Activities 62.3 28.0 Capital Expenditures (11.3) (3.9) Dividends (11.3) (11.4) Share Repurchases (14.1) (12.1) Debt Borrowings 2.6 4.0 Effect of Exchange Rates on Cash (5.7) (3.2) Other 1.4 (1.0) Cash Balance - End of Period 175.4$ 114.5$

Net Cash 11 STRONG BALANCE SHEET: October 31, 2023 cash = $175.4M. October 31, 2023 debt = $52.3M. Balance sheet provides flexibility for future organic and inorganic investments. $245 $240 $190 $218 $256 $278 $322 $109 $91 $64 $26 $19 $15 $31 $84 $102 $123 $0 $50 $100 $150 $200 $250 $300 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 NET CASH (millions of USD)

F’24 Diluted EPS Guidance GAAP Diluted EPS $3.70 to $3.95 (+5.4% to +12.5% vs. F’23) F’24 Diluted EPS, Excluding Certain Items* $3.85 to $4.10 (+5.8% to +12.6% vs. F’23) Guidance Assumptions: F’24 organic sales growth in the mid-single digit percentages. The only difference between GAAP Diluted EPS and Diluted EPS, Excluding Certain Items* F’24 guidance is the impact of amortization expense of $0.15 per share. Full-year income tax rate of approximately 22%. Foreign currency exchange rates as of October 31, 2023. Depreciation and amortization expense of $32M to $34M. Capital expenditures of approximately $75M (inclusive of $55M related to the conversion of previously leased critical manufacturing facilities). 12 * Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix.

Americas & Asia 13 • Revenues increased 1.4% in Q1 of F’24: • Organic growth = + 3.3%. • Divestiture = (1.9%). • Organic sales grew 4.4% in the Americas, driven by growth in the wire identification and safety and facility identification product lines. • Organic sales declined 4.6% in Asia primarily due to a decline in China. • Segment profit increased due to organic sales growth, reduced freight expense and operational efficiencies. Q1 F’24 SUMMARY:Q1 F’24 vs. Q1 F’23 (millions of USD) $180 $170 $189 $196 $213 $208 $223 $218 $218 $220 $223 $227 $222 20% 18% 20% 17% 18% 16% 20% 20% 19%18% 22% 22% 23% 0% 5% 10% 15% 20% 25% $100 $150 $200 $250 $300 Q1 F'21 (7.9%) (0.4%) - Q2 F'21 (7.3%) 0.1% - Q3 F'21 7.8% 1.1% - Q4 F'21 18.0% 1.9% 3.7% Q1 F'22 9.3% 0.9% 8.3% Q2 F'22 13.9% - 8.1% Q3 F'22 9.2% (0.1%) 8.6% Q4 F'22 9.1% (1.0%) 2.8% Q1 F'23 4.0% (1.4%) - Q2 F'23 6.9% (1.0%) - Q3 F'23 1.2% (0.8%) (0.3%) Q4 F'23 5.6% (0.2%) (1.0%) Q1 F'24 3.3% - (1.9%) SALES & SEGMENT PROFIT % (millions of USD) Q1 F’24 Q1 F’23 Change Sales $ 221.6 $ 218.5 + 1.4% Segment Profit 49.9 41.1 + 21.3% Segment Profit % 22.5% 18.8% + 370 bps Organic For. Curr. Acq. & Div. • Organic sales growth in the mid-single digit percentages in F’24. • Continued growth in segment profit. OUTLOOK:

Europe & Australia 14 • Revenues increased 6.0% in Q1 of F’24: • Organic growth = + 1.4%. • Fx increase = + 4.6%. • Organic sales grew 0.8% in Europe driven by growth in the safety and facility identification product line. • Organic sales grew 5.1% in Australia which was driven by a combination of increased volume and pricing. • Segment profit was effectively flat and inflationary pressures reduced segment profit as a % of sales. Q1 F’24 SUMMARY:Q1 F’24 vs. Q1 F’23 (millions of USD) $98 $95 $106 $110 $109 $110 $116 $106 $104 $106 $114 $118 $110 13%12% 15% 14% 13% 15% 14% 16% 16% 13% 15%16% 15% 0% 5% 10% 15% $50 $100 $150 Q1 F'21 1.5% 5.6% - Q2 F'21 (4.4%) 7.0% - Q3 F'21 4.2% 11.0% - Q4 F'21 3.2% 8.6% 6.3% Q1 F'22 2.6% 0.6% 8.2% Q2 F'22 11.7% (5.8%) 9.6% Q3 F'22 8.5% (8.2%) 8.7% Q4 F'22 8.8% (13.9%) 1.8% Q1 F'23 12.8% (17.0%) - Q2 F'23 5.2% (8.9%) - Q3 F'23 3.4% (4.8%) - Q4 F'23 9.5% 2.0% - Q1 F'24 1.4% 4.6% - SALES & SEGMENT PROFIT % Q1 F’24 Q1 F’23 Change Sales $ 110.4 $ 104.1 + 6.0% Segment Profit 16.7 16.8 (0.1%) Segment Profit % 15.2% 16.1% (90 bps) Organic For. Curr. Acquisitions • Organic sales growth in the mid-single digit percentages in F’24. • Growth in segment profit. OUTLOOK: (millions of USD)

Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors 15

Appendix GAAP to Non-GAAP Reconciliations

Non-GAAP Reconciliations 17 2023 2022 59,402$ 50,335$ Amortization expense 2,355 3,631 61,757$ 53,966$ 2023 2022 12,161$ 10,894$ Amortization expense 546 865 12,707$ 11,759$ Income Tax Expense Excluding Certain Items (non-GAAP measure) Income Before Income Taxes Excluding Certain Items (non-GAAP measure) Income tax expense (GAAP measure) Income Tax Expense Excluding Certain Items: Brady is presenting the non-GAAP measure, "Income Tax Expense Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Income Tax Expense Excluding Certain Items: Three months ended October 31, GAAP to NON-GAAP MEASURES Income Before Income Taxes Excluding Certain Items: (Unaudited; Dollars in Thousands, Except Per Share Amounts) In accordance with the U.S. Securities and Exchange Commission’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure. Brady is presenting the non-GAAP measure, "Income Before Income Taxes Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes to the non-GAAP measure of Income Before Income Taxes Excluding Certain Items: Three months ended October 31, Income before income taxes (GAAP measure)

Non-GAAP Reconciliations 18 2023 2022 47,241$ 39,441$ Amortization expense 1,809 2,766 49,050$ 42,207$ 2023 2022 $ 0.97 $ 0.79 Amortization expense 0.04 0.06 1.00$ 0.84$ Diluted EPS Excluding Certain Items Guidance: Low High Earnings per diluted Class A Common Share (GAAP measure) $ 3.70 $ 3.95 Amortization expense 0.15 0.15 Diluted EPS Excluding Certain Items (non-GAAP measure) 3.85$ 4.10$ Fiscal 2024 Expectations Diluted EPS Excluding Certain Items (non-GAAP measure) Net Income Excluding Certain Items (non-GAAP measure) Net income (GAAP measure) Diluted EPS Excluding Certain Items: Brady is presenting the non-GAAP measure, "Diluted EPS Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Diluted EPS Excluding Certain Items (Note that certain amounts will not foot due to rounding): Three months ended October 31, Net income per Class A Nonvoting Common Share (GAAP measure) Three months ended October 31, GAAP to NON-GAAP MEASURES (Unaudited; Dollars in Thousands, Except Per Share Amounts) In accordance with the U.S. Securities and Exchange Commission’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure. Brady is presenting the non-GAAP measure, "Net Income Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Net Income Excluding Certain Items: Net Income Excluding Certain Items: